SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 10, 2003

Date of Report

LENNAR CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-11749	95-4337490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

700 Northwest 107th Avenue, Miami, Florida	33172
(Address of Principal Executive Offices)	(Zip Code)

(305) 559-4000

(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description of Document

99.1	Press release issued by Lennar Corporation on June 10, 2003

Item 9. Regulation FD

On June 10, 2003, Lennar Corporation (the “Company”) issued a press release containing information about its results of operations for the second fiscal quarter, which ended on May 31, 2003. A copy of this press release is filed as an exhibit to this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2003

By:	/s/ BRUCE GROSS
	Name:	Bruce Gross
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press release issued by Lennar Corporation on June 10, 2003.

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